Exhibit 10.7
SIXTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO PLEDGE
AGREEMENT (GUARANTORS)
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS) (the “Amendment”), dated as of November 24, 2010, is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the BANKS party to the Credit Agreement (as hereinafter defined), CITICORP USA, INC., JPMORGAN CHASE BANK, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, each in its capacity as co-syndication agent, and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK), as documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks.
     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of June 23, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of October 3, 2006, as amended by that certain Third Amendment to Credit Agreement dated as of March 6, 2009, as amended by that certain Fourth Amendment to Credit Agreement and Amendment to Collateral Agency and Sharing Agreement dated as of August 27, 2009, and as amended by that certain Fifth Amendment to Credit Agreement dated as of March 19, 2010 (as so amended, the “Credit Agreement”), pursuant to which the Banks provided a $800,000,000 revolving credit facility to the Borrower; and
     WHEREAS, the Borrower, the Banks and the Administrative Agent desire to amend the Credit Agreement and the Pledge Agreement (Guarantors) as hereinafter provided.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions.
     Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments to Credit Agreement.
     (a) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein the following new definition:
     “Foreign Subsidiaries shall mean, for any Person, each Subsidiary of such Person that is incorporated or organized under the laws of any jurisdiction other than the United States of America or any state or territory thereof.”
     “Sixth Amendment Effective Date shall mean the effective date of the Sixth Amendment to the Credit Agreement.”

     (b) The following definition contained in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Significant Subsidiary shall mean individually any Subsidiary of Borrower other than the Excluded Subsidiaries, the Foreign Subsidiaries, each Bonding Subsidiary, each Securitization Subsidiary and the Inactive Subsidiaries, and Significant Subsidiaries shall mean collectively all Subsidiaries of Borrower other than the Excluded Subsidiaries, the Foreign Subsidiaries, each Bonding Subsidiary, each Securitization Subsidiary and the Inactive Subsidiaries.”
     (c) The first paragraph of Section 7.1.12 [Collateral; Further Assurances] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “The Borrower shall and shall cause each of the Loan Parties to execute and deliver (subject to Section 10.19 [Release of Collateral; Springing Collateral]) to the Collateral Agent for the benefit of the Banks, the Collateral Documents necessary to grant first priority perfected liens and security interests (subject only to Permitted Liens) in favor of the Banks in substantially all of the assets of the Loan Parties, other than: (i) those assets which, in the discretion of the Administrative Agent, the taking of Liens thereupon is impractical, prohibited by law or commercially unreasonable, (ii) the equity interests in any Bonding Subsidiary (subject however to the further provisions of this Section regarding a second position lien thereon), (iii) titled vehicles, and (iv) all undeveloped land so long as such land is not used in connection with or related to any Mining Operation of any Loan Party and no Loan Party has any logging or timber rights with respect to such land; and provided, further, that with respect to deposit accounts of any Loan Party, the Loan Parties will not be required to enter into any blocked account agreements or control agreements with respect thereto unless requested by the Administrative Agent or the Required Banks. Notwithstanding the foregoing, (i) the Borrower and each of the Loan Parties shall only be required to pledge 65% of the capital stock or other equity interests of their Foreign Subsidiaries and such requirement to pledge such capital stock and/or equity interests shall only apply to such Foreign Subsidiaries that are wholly-owned directly by the Borrower or any Loan Party and (ii) the Loan Parties shall work diligently with the Administrative Agent to confirm that all documentation has been prepared, executed and recorded which is necessary to grant a Lien on all Real Property, as-extracted minerals and fixtures of the Loan Parties (other than such assets as described in clauses (i) or (iv) above) in favor of the Collateral Agent for the benefit of the Banks within: (a) one hundred twenty (120) days for all such acquired Real Property, as-extracted minerals and fixtures that have been acquired on or before the Third Amendment Effective Date, and (b) ninety (90) days after the delivery of the certificate of Borrower pursuant to Section 7.3.3 [Certificate of Borrower] of this Agreement for all such Real Property, as-extracted minerals and fixtures that have been acquired after the Third Amendment Effective Date.”

     (d) Section 10.19.2 [Springing Collateral] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “10.19.2 Springing Collateral.
     In the event that following a Collateral Release Event the Corporate Credit Rating is lowered to a rating of less than Ba1 from Moody’s or a rating of less than BB+ from Standard & Poor’s (a “Negative Rating Change”), then, within ninety (90) days following the date of the Negative Rating Change (or such longer period that is reasonably acceptable to the Administrative Agent) the Loan Parties shall be required to deliver Collateral Documents to the Collateral Agent for the benefit of the Banks necessary to grant first priority perfected liens and security interests (subject only to Permitted Liens) in favor of the Banks in substantially all of the assets of the Loan Parties, other than: (i) those assets which, in the discretion of the Administrative Agent, the taking of Liens thereupon is impractical, prohibited by law or commercially unreasonable, (ii) the equity interests in any Bonding Subsidiary (but only if such equity interests, prior to the Collateral Release Event were not previously required to be pledged under Section 7.1.12), (iii) vehicles, (iv) the Marion 8200 dragline (serial number 23321), (v) the capital stock or equity interest in the Loan Parties’ Foreign Subsidiaries in excess of the amounts required to be pledged pursuant to Section 7.1.12 [Collateral; Further Assurances] of this Agreement, and (vi) all undeveloped land so long as such land is not used in connection with or related to any Mining Operation of any Loan Party and no Loan Party has any logging or timber rights with respect to such land.”
     3. Amendment to the Pledge Agreement (Guarantors).
     (a) The following definition contained in Section 1 [Defined Terms] of the Pledge Agreement (Guarantors) is hereby amended and restated in its entirety as follows:
     “Pledged Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: (i) all investment property, capital stock, shares, securities, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests in any entity or business or in the revenue, income, or profits thereof (ii) all property of each Pledgor in the Collateral Agent’s possession or in transit to or from, under the custody or control of, or on deposit with, the Collateral Agent or any Affiliate thereof, including deposit and other accounts, (iii) cash and cash equivalents (collectively referred to herein as “Investments”), including all Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future Investments receivable in respect of or in exchange for any Investments, and all rights under shareholder, member, partnership agreements and other similar agreements relating to any Investments, all rights to subscribe for Investments, whether or not incidental to or arising from ownership of any Investments, (iv) all Investments hereafter pledged by any Pledgor to Collateral Agent to secure the Secured Obligations, (v) together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor; and (vi) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof. Notwithstanding anything to the contrary contained in this Agreement, the Pledged Collateral with respect to any one Foreign Subsidiary shall not exceed sixty-five percent (65%) of the total combined voting power of all classes of capital stock and other equity interests entitled to vote of such Foreign Subsidiary and this Agreement shall not apply to any such capital stock, or other equity interests which are in excess of such sixty five percent (65%) limitation. To the extent the Collateral Agent receives more than sixty five percent (65%) of the total combined voting power of all classes of capital stock and other equity interests entitled to vote of any Foreign Subsidiary, the Collateral Agent shall return such excess capital stock and other equity interests upon the request of a Pledgor.”
     (b) Subsection (b) of Section 4 [Representations and Warranties] of the Pledge Agreement (Guarantors) is hereby amended and restated in its entirety to read as follows:
     ”(b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock, member interest, partnership interests of such Pledgor in each of the Companies that are not Foreign Subsidiaries, and (ii) sixty five percent (65%) of the issued and outstanding capital stock or other equity interests of each of the Foreign Subsidiaries that are wholly owned directly by the Borrower or any Loan Party;”
     4. Conditions of Effectiveness of Amendments and Consent.
     The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of Amendment. The Borrower, the other Loan Parties, the Required Banks, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Administrative Agent.
     (b) Material Adverse Change. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement.
     (c) Litigation. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.
     (d) Representations and Warranties; No Event of Default. The representations and warranties set forth in the Credit Agreement and this Amendment shall be true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or any other Loan Document, as of the date hereof.
     (e) No Actions or Proceedings.
     No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.
     (f) Payment of Fees.
     The Borrower shall pay or cause to be paid to the Administrative Agent for itself and for the account of the Banks all fees, costs and expenses payable to the Administrative Agent or any Bank or for which the Administrative Agent or any Bank is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.
     (g) Consents.
     All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.
     (h) Confirmation of Guaranty.
     Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Banks, the Administrative Agent and the other Agents to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan

Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement, the Collateral Agency and Sharing Agreement or any other such Loan Document.
     (i) Legal Details.
     All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
     5. Force and Effect.
     Except as otherwise expressly modified by this Amendment, the Credit Agreement, the Collateral Agency and Sharing Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
     6. Governing Law.
     This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
     7. Effective Date.
     This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of satisfaction of all conditions set forth in Section 4 hereof, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement.
     8. No Novation.
     This Amendment amends the Credit Agreement and the Collateral Agency and Sharing Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement, Collateral Agency and Sharing Agreement or any other Loan Document.
[Signature Page Follows]

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ARCH COAL, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Treasurer

ALLEGHENY LAND COMPANY
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH COAL SALES COMPANY, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH COAL TERMINAL, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARCH ENERGY RESOURCES, LLC
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

ARCH RECLAMATION SERVICES, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND COMPANY
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND KH, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ARK LAND WR, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

ASHLAND TERMINAL, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

CATENARY COAL HOLDINGS, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

COAL-MAC, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

CUMBERLAND RIVER COAL COMPANY
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

LONE MOUNTAIN PROCESSING, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

MINGO LOGAN COAL COMPANY
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

MOUNTAIN GEM LAND, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

MOUNTAIN MINING, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

MOUNTAINEER LAND COMPANY
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

PRAIRIE HOLDINGS, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

WESTERN ENERGY RESOURCES, INC.
By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Vice President and Treasurer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

BANK LEUMI USA
By:	/s/ Joung Hoo Hong
Name: Joun Hoo Hong
Title: First Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank and LaSalle Bank National Association), individually and as Documentation Agent
By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

BANK OF MONTREAL
By:	/s/ Joseph W. Linder
Name: Joseph W. Linder
Title: Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Joseph Philbin
Name: Joseph Philbin
Title: Director

By:	/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

CITICORP USA, INC., individually and as Syndication Agent
By:	/s/ Thomas W. Ng
Name: Thomas W. Ng
Title: Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

COMMERCE BANK, N.A.
By:	/s/ Douglas P. Best
Name: Douglas P. Best
Title: Vice President

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AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent

By:
Name:
Title:

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AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

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AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

MORGAN STANLEY BANK
By:	/s/ Scott Taylor
Name: Scott Taylor
Title: Authorized Signatory

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AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

NATIXIS

By:
Name:
Title:

By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION, individually, as Administrative Agent and as Collateral Agent
By:	/s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

REGIONS BANK
By:	/s/ John Holland
Name: John Holland
Title: Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

SOVEREIGN BANK
By:	/s/ Robert D. Lanigan
Name: Robert D. Lanigan
Title: SVP

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

M&I Marshall & Ilsley Bank, f/n/a SOUTHWEST BANK, AN M&I BANK
By:	/s/ Roy C. Postel
Name: Roy C. Postel
Title: Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Steve Ray
Name: Steve Ray
Title: Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

UBS LOAN FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

UMB BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.)
By:	/s/ Hideyuki Okamoto
Name: /s/ Hideyuki Okamoto
Title: Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND
AMENDMENT TO PLEDGE AGREEMENT (GUARANTORS)]

US BANK NATIONAL ASSOCIATION
By:	/s/ John M. Eyerman
Name: John M. Eyerman
Title: A.V.P.

[SIGNATURE PAGE TO SIXTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO
PLEDGE AGREEMENT (GUARANTORS)]

WELLS FARGO BANK, N.A., successor-in-interest by merger to WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent
By:	/s/ Jonathan R. Richardson
Name: Jonathan R. Richardson
Title: Senior Vice President